CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.72

PELLET SALE AND PURCHASE AGREEMENT
BY AND AMONG
CLIFFS NATURAL RESOURCES INC., CLIFFS MINING COMPANY,
THE CLEVELAND-CLIFFS IRON COMPANY
AND
ARCELORMITTAL USA LLC

Dated as of October 31, 2016

PELLET SALE AND PURCHASE AGREEMENT
This Pellet Sale and Purchase Agreement (the “Agreement”) is entered into and effective as of October 31, 2016 by and among Cliffs Natural Resources Inc., The Cleveland-Cliffs Iron Company and Cliffs Mining Company (collectively, “Cliffs”) and ArcelorMittal USA LLC (“AM”).
RECITALS
WHEREAS, AM desires to purchase from Cliffs, and Cliffs desires to sell to AM, Northshore, Hibbing, UTAC and Tilden Pellets for the Term of this Agreement, subject to the terms and conditions hereof.
NOW, THEREFORE, in consideration of the premises set forth above, their mutual covenants and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	DEFINITIONS.
“AAA” has the meaning set forth in Section 20(b).
“Agreement” has the meaning set forth in the Preamble.
“AM” has the meaning set forth in the Preamble.
“Adjusted Annual Base Price” has the meaning set forth in Section 4(b).
“Affiliate” means, with respect to any party, any Person who directly or indirectly controls, is controlled by or is under direct or indirect common control with, such party. A Person shall be deemed to “control” another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person through the ownership of voting securities, by contract or otherwise.
“AM Annual Requirements” means the collective total of the AM Cleveland Annual Tonnage Requirements, the AM Indiana Harbor West Annual Tonnage Requirements, and the AM Indiana Harbor East Annual Tonnage Requirements for a given Year.
“AM Cleveland” means AM’s steel-making facility in Cleveland, Ohio.
“AM Cleveland Annual Tonnage Requirements” means for any Year the tonnage of Cliffs Pellets required for consumption on AM’s C-5 and C-6 blast furnaces at AM Cleveland.
“AM Indiana Harbor East” means AM’s steel-making facility in East Chicago, Indiana containing Blast Furnace IH-7.
“AM Indiana Harbor East Annual Tonnage Requirements” means for any Year the tonnage of Cliffs Pellets required for consumption on AM’s IH-7 blast furnace at AM Indiana Harbor East, in excess of the pellets available for such blast furnace from AM’s Minorca mine located near Virginia, Minnesota.
“AM Indiana Harbor West” shall mean AM’s steel-making facility in East Chicago, Indiana containing Blast Furnaces IH-3 and IH-4.
“AM Indiana Harbor West Annual Tonnage Requirements” means for any Year the tonnage of Cliffs Pellets required for consumption on Blast Furnaces IH-3 and IH-4 at AM Indiana Harbor West.
“AMM” means the industry recognized periodical American Metal Markets.
“AMM Hot Band Price” shall have the meaning set forth in Section 5(a).
“Arbitral Panel” has the meaning set forth in Section 20(c).

“ASTM” means ASTM International. ASTM International is an international standards organization that develops and publishes voluntary consensus technical standards for a wide range of materials, products, systems and services.
“Bankruptcy Law” has the meaning set forth in Section 15(c)(iii).
“Certificate of Analysis” or “COA” means the document issued by a certified laboratory defining the vessel information, bill of lading date, product (or grade), customer, dock, product, cargo identification number, tonnage, destination, and certified chemical and physical assays performed in accordance with Section 8, for each cargo.
“Certified Laboratory” means a Cliffs internal laboratory operating in compliance with the requirements of ISO 9001 or external ISO 9001 or ISO 17025 certified external laboratory, designated by Cliffs and approved by AM.
“Cliffs” has the meaning set forth in the Preamble.
“Cliffs Pellets” means collectively, Hibbing Pellets, Northshore Pellets, Tilden Pellets and UTAC Pellets, and any other mutually agreeable iron ore bearing pellets produced at a facility owned, operated or managed by Cliffs that, in each case, are suitable for use in the blast furnaces in question and shall be consistent with the pellet specifications provided for in Exhibit C.
“Commission” has the meaning set forth in Section 19(c).
“Confidential Information” has the meaning set forth in Section 19(a).
“Controversy” has the meaning set forth in Section 20(b).
“Excess Annual Requirements Tonnage” shall have the meaning set forth in Section 2(c).
“Facility” means each of AM Indiana Harbor East, AM Indiana Harbor West and AM Cleveland.
“Force Majeure Event” has the meaning set forth in Section 13(a).
“Hibbing Pellets” means pellets produced at the Hibbing Taconite Company (“Hibbing”), located in Hibbing, Minnesota.
“ISO” means International Organization for Standardization. ISO is an international standard-setting body composed of representatives from various national standards organizations.
“Lot Composite Sample” means a gross, composite quantity of Cliffs Pellets obtained by combining subsamples from the same shipment that have been collected and prepared in accordance with applicable ASTM standards and guidelines and are representative of the quality of the entire shipment of Cliffs Pellets.
“Mustang Pellet” has the meaning set forth in Section 2(a)(iii).
“Net Ton” means 2,000 pounds avoirdupois at natural moisture.
“Northshore Pellets” means pellets produced at the Northshore Mining (“Northshore”), located in Silver Bay, Minnesota.
“pellets” mean iron ore in pellet form suitable for use in the blast furnaces.
“Permanent Shutdown” has the meaning set forth in Section 3(f).
“Person” means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or any other legal entity.

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS

“Platts” means seaborne traded iron ore fines information as published in the McGraw-Hills Companies Platts publication “Steel Markets Daily” or a successor publication.
“Platts Annual Price” has the meaning set forth in Section 4(b)(i).
“Preamble” means the all paragraphs in the Agreement that precede this Section 1.
“***” has the meaning set forth in Section 6(b).
“Shipment Week” has the meaning set forth in Section 6(a).
“***” has the meaning set forth in Section 5.
“Retained Sample” has the meaning set forth in Section 8(c)(ii).
“Revised Adjusted Annual Base Price” shall have the meaning set forth in Section 4(b).
“Term” has the meaning set forth in Section 15(a).
“***” has the meaning set forth in Section 5(a)
“Tilden Pellets” means pellets produced at the Tilden Mining Company LC ("Tilden"), located in Ishpeming, Michigan.
“Ton,” “Tonnage” or “Natural Gross Ton” means a gross ton of 2,240 pounds avoirdupois at natural moisture.
“Typical Specifications and Analysis Limits” means the average or “typical” value and, specification limits for chemical and physical assays for Cliffs Pellets to be delivered under this Agreement, as set forth on Exhibit C.
“UTAC Pellets” means pellets produced at the United Taconite LLC (“UTAC”), located in Eveleth, Minnesota, including the UTAC full flux “Mustang” pellet.
“Vessel Shipping Season” means generally March 25 of the current calendar year through January 15 of the following calendar year, but may be adjusted by the Army Corps of Engineers.
“Year” means a calendar year (starting and including January 1 and ending and including December 31).
Unless the context of this Agreement otherwise expressly requires: (i) references to the plural include the singular, and references to the singular include the plural, (ii) the terms “hereof,” “herein,” “hereunder,” “hereto” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement and (iii) the terms “day” and “days” mean and refer to calendar day(s).
2.    SALE AND PURCHASE TONNAGE.
(a)During the Years 2017 through 2026, Cliffs shall sell and deliver to AM and AM shall purchase, receive and pay for all of the following meeting the quality and other standards of the Agreement:

(i)	Tonnage of Cliffs Pellets equal to the AM Cleveland Annual Tonnage Requirements;

(ii)	Tonnage of Cliffs Pellets equal to the AM Indiana Harbor West Annual Tonnage Requirements; and

(iii)
Tonnage of UTAC full flux pellets (“Mustang Pellets”) equal to the AM Indiana Harbor East Annual Tonnage Requirements, ***. Both parties recognize at the time of execution UTAC has not produced Mustang Pellets. The parties agree to meet after *** months of production to discuss and review the operational capability of UTAC to produce Mustang Pellets. ***. The parties shall reduce any alteration to writing to be executed by both parties.

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS

(a)    For the Year 2017 only ***.

(iv)
If AM’s Minorca mine ceases to provide iron ore pellets then Cliffs and AM agree to meet and determine if there is a mutually agreeable solution for AM’s tonnage needs and that takes into consideration Cliffs’ need for timely notice to alter its mine plans. However, unless the parties mutually agree, Cliffs is not required to provide additional iron ore pellets in excess of the maximum as set forth in Section 2(b).

(b)Notwithstanding the above, unless otherwise excused or permitted per the terms of this Agreement, AM must nominate and purchase an aggregate minimum of 7 million Tons annually (from any one or any combination of categories (i), (ii) and (iii) above), and Cliffs must deliver and sell Cliffs Pellets for the AM Annual Requirements up to an aggregate maximum of 10.0 million Tons annually. For the ***.
(c)After *** of each contract Year, AM shall notify Cliffs of the maximum Tonnage of Cliffs Pellets that it can purchase and take delivery of from Cliffs in the following contract Year. Cliffs shall confirm within fifteen (15) days of such written notification from AM the maximum Tonnage of Cliffs Pellets that it can sell and deliver to AM. In no event shall this maximum Tonnage be less than the maximum Tonnage volumes in Section 2(b) above. If the Tonnage of Cliffs Pellets is less than AM Annual Requirements Tonnage, then AM is free to obtain a Tonnage of pellets from other sources equal to the difference between the maximum Cliffs Tonnage and the AM Annual Requirements Tonnage for the following contract Year. However, if Cliffs can supply all or a portion of AM Annual Requirements Tonnage in excess of the maximum Tonnage volumes in Section 2(b) above (“Excess Annual Requirements Tonnage”), then for any such Year the minimum in Section 2(b) above shall be adjusted upward in the same tonnage as the Excess Annual Requirements Tonnage (e.g. if the Excess Annual Requirements tonnage is 1 million tons then the minimum for such year shall increase to 8 million tons).
(d)The parties to this Agreement understand that it is a requirements contract. The Cliffs Pellets sold by Cliffs to AM pursuant to this Agreement are for consumption purposes only, and AM shall not sell or transfer the Cliffs Pellets to a third party. However, AM may transfer the Cliffs Pellets to another AM facility or affiliate following written notification to Cliffs.
3.    NOTIFICATION AND NOMINATION.
(a)    Beginning on ***, 2016 for the Year 2017, and on or by *** of each following Year, ending on ***, 2025, AM shall notify Cliffs in writing of the preliminary estimated AM Cleveland Annual Tonnage Requirements, the preliminary estimated AM Indiana Harbor West Annual Tonnage Requirements and the preliminary estimated AM Indiana Harbor East Tonnage Requirements for the following Year. This notice shall include for each Facility:

(i)	The expected starting Cliffs Pellets inventory as of *** of such Year and the estimated ending Cliffs Pellets inventory as of *** of such Year;

(ii)	An individual Facility operating plan by month indicating the estimated pellet consumption from *** to *** of the Year in question; and

(iii)	The Tonnage of Cliffs Pellets that AM estimates it will purchase during the Year.
(b)    In respect of the AM Annual Requirements, AM shall inform Cliffs in writing before the *** of ***:

(i)	The actual consumption of Cliffs Pellets at the designated blast furnaces at each Facility in the previous ***;

(ii)
The planned *** consumption of Cliffs Pellets for the remaining *** in the *** and the planned consumption for the first *** of the following ***, in each case at the designated blast furnaces at each Facility; and

(iii)	The actual starting Cliffs Pellets inventory as of *** of such *** and the estimated ending Cliffs Pellets inventory as of *** of such ***.

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS

(c)    Cliffs shall have the right to determine the type of Cliffs Pellets that will be delivered to meet the AM Cleveland Annual Tonnage Requirements and the AM Indiana Harbor West Annual Tonnage Requirements and shall provide a written notification to AM on or before *** setting forth such type of Cliffs Pellets to be provided in the following Year. Unless mutually agreed only Mustang Pellets shall be supplied to meet the AM Indiana Harbor East Annual Requirements. Cliffs recognizes that AM has a preferred type of pellets for both AM Cleveland and AM Indiana Harbor West and will take that into consideration when determining the Cliffs Pellets it will provide to those facilities. Specifically, Cliffs acknowledges that AM Cleveland prefers not to receive flux Pellets and that AM Indiana Harbor West prefers not to receive more than two Cliffs Pellet types, or more than 70% flux pellets.
(d)    If *** to Section 3(b) ***, so long as AM’s Annual Requirements do not fall below the 7 million Ton minimum in Section 2(b) or modified minimum in Section 2(c) above. Further, *** as set forth in Section 2(a)(iii) above.
(e)    If *** nomination, AM will inform Cliffs pursuant to Section 3(b) above of the tonnage of Cliffs Pellets that AM shall purchase and Cliffs shall sell provided that if the remaining requirement increases by more than *** Tons *** from the previous *** requirement or if the total *** requirement increases above the original nomination in Section 3(a), then Cliffs shall inform AM in writing within fifteen (15) days of such notice of whether Cliffs’ ability to supply all or any portion of the increased tonnage. In the event Cliffs cannot supply the increase, AM is free to obtain pellets from alternate sources, including by moving pellets (whether or not such pellets are Cliffs Pellets) between facilities (which may include, but will not be limited to, AM Cleveland, AM Indiana Harbor West and AM Indiana Harbor East). If the *** nomination from AM exceeds the maximum annual nomination limit set forth in Section 2(c) above, then the same provisions in Section 2(c) shall apply.
(f)    Blast Furnace Shutdowns.

(i)	For purposes of this Section 3(f), “Permanent Shutdown” means a blast furnace will not operate to produce molten iron for a period of at least three (3) years.

(ii)
In the event of a Permanent Shutdown of *** at the *** the AM minimum purchase obligation and the Cliffs maximum supply obligation set forth in Section 2(b) above shall both be ***. However, Cliffs shall have the right to substitute an alternative flux pellet that has a ***, which may be delivered as an alternative pellet to another AM facility.

(iii)
In the event of a Permanent Shutdown of any blast furnace at *** or ****, the AM minimum purchase obligation and Cliffs maximum supply obligation set forth in Section 2(b) above shall each be *** tons for each furnace Permanently Shutdown. In the event of a Permanent Shutdown of all of the blast furnaces subject to this Agreement, then AM may transfer the Cliffs Pellets to another AM facility or affiliate following written notification to Cliffs.

(iv)
The provisions of the Section 3(f) take effect twelve (12) months after AM gives written notice of any planned Permanent Shutdown of any blast furnace. In the event that AM elects within twelve (12) months of its initial notification not to shut down a blast furnace that was the subject of a notice of Permanent Shutdown or restarts production at any blast furnace within twelve (12) months of a Permanent Shutdown, the annual amounts of Tonnage shall revert to the minimum amounts that would have been effective absent such reduction. Where there was a notice of Permanent Shutdown and more than twelve (12) months have passed from the notice date, but the subject blast furnace was not actually shutdown, then the parties agree to meet and determine if there is a solution for AM’s Tonnage needs that takes into consideration Cliffs’ need for timely notice to alter its mine plans. If the parties agree to a solution, then the minimum amounts that were in effect before such reduction shall be reinstated.

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS

4.    PRICE AND ADJUSTMENTS.
(a)    The base for *** for each grade of Cliffs Pellet shall be:

	Indiana		Pellet	Indiana
	Harbor	Cleveland	Fe	Harbor	Cleveland
	$/gtu	$/gtu	Natural	$/WGT	$/WGT
Hibbing Standard	$***	$***	64.50	$***	$***
Hibbing HC	$***	$***	64.25	$***	$***
Northshore Standard	$***	$***	63.25	$***	$***
Tilden Hematite Flux	$***	$***	60.58	$***	$***
United Standard	$***	$***	63.67	$***	$***
Mustang	$***	$***	***	$***	$***

All prices above are *** and *** associated with *** to the AM Facilities.
(b)    In *** and subsequent Years, the base price per iron unit ($/gtu) shall be adjusted as follows (“***”):

(i)
*** (x) the ***, which is the amount by which the annual published *** the *** the *** (“***”) *** for the Year in determination *** (*** or ***) *** the *** Year’s ***; *** (y) the ***, which is the *** Year’s ***, and *** the result obtained of (x) *** (y) ***; and

(ii)	*** the *** determined in (i) above by the preceding Year’s Adjusted Annual Base Prices, which will then yield the price adjustment per iron unit; and

(iii)	*** the *** determined in (ii) above *** preceding Year’s Adjusted Annual Base Prices, which *** will then equal the current Year’s Adjusted Annual Base Prices.
Following the end of each the second and third calendar quarters during the then-current Year, Cliffs shall provide a revised estimated Adjusted Annual Base Prices for such Year based on the most recently published data (“Revised Adjusted Annual Base Prices”). The Revised Adjusted Annual Base Prices may result in amounts due to or from AM, as the case may be, based upon the difference between Cliffs’ provisional calculation and the Revised Adjusted Annual Base Prices for the second calendar quarter and may result in amounts due to or from AM, as the case may be based upon the difference between the second calendar quarter Revised Adjusted Annual Base Prices and the third calendar quarter Revised Adjusted Annual Base Prices. Payment to or from AM shall be due ten (10) days following the receipt of the invoice or credit memo, as the case may be, from Cliffs.
(c)    Those Adjusted Annual Base Prices per iron unit shall then become the then-current Year’s estimated price for the Cliffs Pellets for the Year in determination.
(d)    Cliffs shall verify the final Adjusted Annual Base Prices of the prior Year’s deliveries no later than February 15 following such Year. Any payment due from Cliffs to AM or AM to Cliffs shall be made by March 1.
(e)    Sample calculations of the Adjusted Base Prices are set forth in Exhibit A, attached hereto and incorporated herein.
5.    ***.
(a)    In any Year in which the *** provided for in Section 5(a)(i) and Section 5(a)(ii) below there shall be a *** in Section 5(a)(i) and Section 5(a)(ii) below (“***”).

(i)	In 2017 the *** shall be $*** per Net Ton; in 2018 the *** shall be $*** per Net Ton; and in 2019 the *** shall be $*** per Net Ton.

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS

(ii)
Beginning in the year 2020, and in subsequent years, the prior year’s *** shall be adjusted by *** (x) the *** which is the amount by which the *** (series *** published by the *** for the year in determination changes (up or down) from the immediately preceding year’s *** (series *** (y) the *** which is the immediately preceding year’s *** (series *** and then *** the result obtained by (x) *** (y) ***.

(b)    If, in any of the first three (3) quarters of a Year, the *** is *** or *** the *** per Net Ton in either Section 5(a)(i) or 5(a)(ii) above, a *** shall be made by Cliffs, or AM, as the case may be, based upon the average *** of the previous quarter.
(c)    Within fifteen (15) days of the end of each quarter, AM shall notify Cliffs of the consumption of each Pellet type by the designated blast furnaces at each Facility in such quarter. Within fifteen (15) days of the end of each quarter, Cliffs shall notify AM of the actual ***. Within thirty (30) days after the end of the quarter, payment shall be made by Cliffs to AM or AM to Cliffs, whichever the case may be.
(d)    In the event that the *** is *** the *** per Net Ton in either Section 5(a)(i) or Section 5(a)(ii) above, Cliffs shall pay to AM a sum equal to (with the various calculations being made in the order set forth below):

(i)	The *** the *** and the *** per Net Ton in either Section 5(a)(i) or Section 5(a)(ii) above, ***

(ii)	The actual Adjusted Base Prices per Ton price for the type(s) of Pellets consumed at the Facility, with the *** of (i) and (ii) being ***

(iii)	The tonnage of each Pellet type consumed at the Facility, with the *** of (ii) and (iii) being ***. This final *** will be the *** by Cliffs to AM for the quarter.
(e)In the event that the *** is above the *** per Net Ton in either Section 5(a)(i) or Section 5(a)(ii) above, AM shall pay to Cliffs a sum equal to (with the various calculations being made in the order set forth below):

(i)	The *** the *** and the *** per Net Ton in either Section 5(a)(i) or Section 5(a)(ii) above, ***

(ii)	The actual Adjusted Base Prices per Ton price for the type(s) of Pellets consumed at the Facility, with the *** of (i) and (ii) being ***

(iii)	The tonnage of each Pellet type consumed at the Facility, with the *** of (ii) and (iii) ***. This final *** will be the *** by AM to Cliffs for the quarter.
(f)No later than January 15 after the end of each Year AM shall provide the actual consumption of each Pellet type by the designated blast furnaces at each Facility in such Year. No later than January 31 after the end of each Year, Cliffs shall provide a final *** calculation using the above formula with the actual *** for such year. Any difference between this calculation and the sum of the three (3) quarterly payments shall be paid by the appropriate party by February 15th.
(g)If *** required to determine the *** during any Year, or ***, then the parties shall negotiate in good faith *** information. Should the parties fail to reach a mutually agreeable resolution within sixty (60) days of receipt of written notice by a Party requesting such negotiations, then the parties shall resolve the dispute according to Section 20. Sample calculations of the *** are set forth in Exhibit B, attached hereto and incorporated herein.
6.    PAYMENT AND DELIVERY TERMS.
(a)    Following each calendar week Monday through Sunday (“Shipment Week”), Cliffs shall prepare an invoice based on the Adjusted Base Price per iron unit, the Certificate of Analysis for iron percentage and the bill of lading the quantity shipped during the Shipment Week to AM Cleveland, AM Indiana Harbor East and AM Indiana Harbor West. AM shall pay Cliffs all amounts due for the Cliffs Pellets by wire transfer of funds on the Wednesday of the 4th week following the Shipment Week.

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS

(b)    AM shall *** to Cliffs *** and *** and *** the Cliffs Pellets to the extent that AM *** of any Cliffs Pellets *** as required. The *** to Cliffs *** to a *** of *** and shall *** upon the date of *** from AM *** for such ***. Prior to such ***, Cliffs Pellets will at all times be *** and *** of *** or *** created by or through AM or any of its affiliates that is *** to the *** to Cliffs.
(c)    Cliffs shall retain title to the cargoes of Cliffs Pellets delivered during the Shipment Week. Title, and all risk of loss, damage or destruction of the Cliffs Pellets shall transfer from Cliffs to AM following the receipt of payment from AM.
7.    QUALITY.
(a)    Cliffs Pellets, when loaded for shipment, shall conform to the designated grades and their respective specifications as defined in the Typical Specifications and Analysis Limits set forth in Exhibit C. Conformity shall be based on the Certificate of Analysis issued by Cliffs Certified Laboratory.

(i)
The Typical Specifications and Analysis Limits set forth in Exhibit C for the Mustang Pellet are transitional. Both parties understand that the Mustang Pellet is a new product and are working together to determine the Typical Specifications and Analysis Limits that are commercially reasonable for Cliffs to produce and AM to consume. Cliffs shall complete its Mustang Pellet trial period not later than ***, or such earlier dates that Cliffs provides to AM with *** months’ written notice. During such trial period the parties agree that Cliffs shall make commercially reasonable efforts to comply with the Typical Specifications and Analysis Limits in Exhibit C for the Mustang Pellet but shall not be subject to the price adjustment in Exhibit C. From *** through ***, or such earlier dates that Cliffs provides to AM with *** months’ written notice, the parties shall work together to determine what adjustments are required to produce a Mustang Pellet that is commercially reasonable for each party. On or before ***, the parties shall reduce to writing and both sign an amendment to this Agreement setting forth the mutually agreed upon Typical Specifications and Analysis Limits for the Mustang Pellets. In the event that Cliffs is unable to produce a Mustang Pellet that meets the following requirements: below *** (at the ***) while being below *** by ***, AM’s obligation to buy Mustang Pellets, and AM’s obligation to purchase the AM Indiana Harbor East Annual Tonnage Requirements under this Agreement shall be deemed void and of no further effect, and, further, AM’s Annual Requirements shall be reduced by *** Tons for the remainder of the Term, unless otherwise determined by AM in its sole discretion.

(b)    Cargos containing Cliffs Pellets that do not conform to the specification limits defined in the Typical Specifications and Analysis Limits set forth in Exhibit C shall be subject to price adjustments as defined in Exhibit C.
(c)    If the value for % +1/4” BT as recorded on a Certificate of Analysis is less than the lower specification limit defined in the Typical Specifications and Analysis Limits in Exhibit C, AM, at its option, may segregate and screen the Cliffs Pellets from that cargo and charge the costs back to Cliffs, however Cliffs shall have the right to inspect the cargo of Cliffs Pellets and sample and test the Cliffs Pellets prior to such screening.
(d)    Based on the Certificate of Analysis issued by Cliffs Certified Laboratory, when the result for any quality variable defined in the Typical Specifications and Analysis Limits of Exhibit C does not conform to specification limits, Cliffs shall prepare a non-conformance report and indicate the corrective actions taken to return to conformance on subsequent cargos. The report shall include notifications and actions for all variables not conforming to specification limits.
8.    SAMPLING AND ANALYSES.
(a)Pellet sampling procedures and analytical tests conducted on Cliffs Pellets sold to AM to demonstrate conformance with Typical Specifications and Analysis Limits shall be performed on each vessel shipment. Sampling and test methods shall be in accordance with the appropriate current ASTM or ISO guidelines or Cliffs customary procedures and practices, or any other procedures and practices that may be mutually agreed to by Cliffs and AM.

(b)    AM may, at any time, through one or more authorized representatives, and with prior notice Cliffs, be present to observe production, loading, sampling, and/or analysis of Cliffs Pellets being processed for shipment to AM. Requests shall be submitted to and coordinated by Cliffs’ Director - Global Corporate Quality.
(c)    Cliffs or Cliffs’ agent shall sample the Cliffs Pellets for each shipment. Sampling shall be performed at the loading port or, when it is not possible to take a representative sample at the loading port, prior to loading into rail cars at Cliffs operations. Sampling systems shall be designed in accordance with ASTM guidelines. Cliffs shall collect at least one (1) Lot Composite Sample and prepare two (2) sample splits of no less than thirty (30) pounds from each Lot Composite Sample. Sample splits shall be promptly distributed at Cliffs’ expense as follows:

(i)	One sample split from each Lot Composite Sample to the Certified Laboratory for analysis; and

(ii)	One sample split from each Lot Composite Sample shall be retained by Cliffs for at least sixty (60) days following the vessel departure date (“Retained Sample”).
(d)    AM may request additional splits from each Lot Composite Sample be taken and sent to a laboratory designated by AM. Cliffs shall provide identification information, including the type of Cliffs Pellet, date of sample, and vessel name for the requested sample. The costs associated with additional sample handling, preparation, and delivery to the designated laboratory shall be paid by AM. AM may change its designated laboratory upon advance written notice to Cliffs. AM’s designated laboratory shall be certified to ISO 9001 or ISO 17025, and shall be capable of performing physical and chemical analyses on iron ore pellets and concentrates in accordance with applicable current ISO or ASTM guidelines.
(e)    Physical and chemical analyses at the Certified Lab shall be performed in accordance with applicable current ISO or ASTM guidelines and, upon completion of the analysis, the Certificate of Analysis shall be immediately sent to AM or its designated Affiliate and to Cliffs.

(i)
Cliffs shall make commercially reasonable efforts to deliver the COA from the Certified Lab to AM or the designated AM Affiliate within forty eight (48) hours after vessel departure. If the COA is not ready for distribution within forty-eight (48) hours, Cliffs will notify the designated AM contact listed in Section 8(e)(iii), prepare and distribute a preliminary COA including all results available, and issue a final certificate within seventy-two (72) hours of the vessel’s departure.

(ii)
If the results from Cliffs’ Certified Laboratory and AM’s designated laboratory are significantly different, AM should notify Cliffs and may request that the Retained Sample from the cargo in question be delivered to a third-party referee laboratory. The referee laboratory shall be registered to ISO-9001 or ISO 17025 and be capable of performing chemistry and physical testing on iron ore pellets and concentrates. The selection of a referee laboratory shall be mutually agreed upon by the parties. The results of the referee laboratory shall be conclusive for purposes of this Agreement.

(iii)
Cliffs shall immediately notify all contacts listed below when, upon completion of a Certificate of Analysis, any test result does not conform to a specification limit defined in the Typical Specifications and Analysis Limits set forth in Exhibit C. Notifications shall be via email or telephone as indicated below. If Cliffs fails to promptly notify AM, reasonable costs, including demurrage charges or similar penalties, to the extent incurred as a result of Cliffs’ failure or delay in delivering such notice, shall be paid by Cliffs. AM may change the designated notice recipients and Ore Sourcing Manager at any time upon written notice to Cliffs.

If destined for AM Indiana Harbor East:
(1) Joe Moore Telephone: (219) 399-8650 Email: joseph.moore@arcelormittal.com
(2) Control Room, IH-7 Telephone: (219) 399-4507
If destined for AM Indiana Harbor West:
(1) Matt Collins Telephone: (219) 399-4779 Email: matthew.collins@arcelormittal.com
If destined for AM Cleveland:
(1) Nick Pugliese Telephone: (216) 429-7526 Email: nick.pugliese@arcelormittal.com
For all AM locations, notice must also be made to the following:
(1) Mickala Sherwood Telephone: (219) 399-5842 Email: Mickala.Sherwood@arcelormittal.com
(2) Email: AMUSAPurchasingContractAdministration@arcelormittal.com

9.    SHIPMENTS. Shipments of Cliffs Pellets shall be in approximately equal amounts over the nine (9) month period of the Vessel Shipping Season each Year during the Term of this Agreement to ensure an adequate amount of inventory to allow a working pellet pile at AM’s blast furnace ore docks.
10.    WEIGHTS.
(a)    Except as set forth in Section 10(b) below, vessel bill of lading weight shall be determined by railroad scale weights, belt scale weights, or bin scale weights calibrated and maintained in accordance with the manufacturers specification in effect from time to time at each of the loading ports, and shall be accepted by the parties as finally determining the amount (quantity) of Cliffs Pellets delivered to AM pursuant to this Agreement.
(b)    In the event of a dispute, AM, at AM’s expense, shall have the right to have a draft survey performed on vessels by an independent third party surveyor, mutually agreeable to both Cliffs and AM, to determine the weight of such shipment of Cliffs Pellets. If the vessel bill of lading weight is more than 3% higher or more than 3% lower than the draft survey weight, then the draft survey weight shall be the weight used in calculating the value of the cargo. In the event that the variance is greater than 3%, Cliffs and AM will investigate and remedy the cause of the variance.
11.    EMPLOYMENT OF VESSELS. Cliffs assumes the obligation for arranging and providing appropriate vessel transportation of the Cliffs Pellets delivered by Cliffs to AM’s blast furnace ore docks. Such delivery shall be in approximately equal amounts over the Vessel Shipping Season.
12.    WARRANTIES. The Cliffs Pellets supplied by Cliffs pursuant to this Agreement will satisfy the quality and other specifications set forth in this Agreement and the Exhibits to this Agreement. THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, WHICH EXTEND BEYOND THE PROVISIONS OF THIS AGREEMENT, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR INTENDED PURPOSE. All claims for substantial variance in quality of the Cliffs Pellets, as described herein, shall be given in writing delivered to Cliffs within the thirty (30) calendar days after completion of discharge at port of discharge. No claim will be entertained after the Cliffs Pellets have been consumed. Each party shall afford the other party prompt and reasonable opportunity to inspect the Cliffs Pellets as to which any claim is made as above stated. The Cliffs Pellets shall not be returned without prior written consent of Cliffs. In no event shall Cliffs be liable for lost profits, injury to good will or any other special or consequential damages.

13.    FORCE MAJEURE.
(a)    No party hereto shall be liable for damages resulting from failure to produce, deliver or accept all or any of the Cliffs Pellets as described herein, if and to the extent that such production, delivery or acceptance would be contrary to or would constitute a violation of any regulation, order or requirement of a recognized governmental body or agency coming into effect after the date hereof, or if such failure is caused by acts of God, war, insurrections, interference by foreign powers, strikes, lockouts, labor disputes, fires, floods, embargoes, accidents, acts of terrorism, or uncontrollable delays at the mines or any Facility, on the railroads, docks or in transit, shortage of transportation facilities, disasters of navigation, or other causes, similar or dissimilar, that are not reasonably foreseeable and are beyond the reasonable control of the party charged with a failure to deliver or to accept the Cliffs Pellets (such occurrence, a “Force Majeure Event”).
(b)    The party declaring a Force Majeure Event shall provide written notice to the other party as soon as practicable of the occurrence or, as appropriate, notification by a third party of the anticipated imminent occurrence of a Force Majeure Event or notification by a governmental authority of an imminent change in law or regulation which would result in a Force Majeure Event, and the probable extent and duration of the Force Majeure Event. The party declaring the Force Majeure Event shall thereafter keep the other party regularly informed of all developments and of the status of its efforts to mitigate the impact of the Force Majeure Event.
(c)    To the extent a Force Majeure Event is claimed hereunder by a party hereto, such Force Majeure Event shall relieve the other party from fulfilling its corresponding obligations hereunder to the party claiming such Force Majeure Event, but only for the period and to the extent of the claimed Force Majeure Event. The party that is subject to a Force Majeure Event shall use reasonable efforts to cure or remove the Force Majeure Event or overcome the effects of the Force Majeure Event as promptly as possible to resume performance of its obligations under this Agreement. The settlement of strikes, lockouts or other labor disputes or disturbances shall be entirely within the discretion of the party having the difficulty, and the foregoing requirement to use reasonable efforts to cure or mitigate the Force Majeure Event shall not require the settlement of such strikes, lockouts, labor disputes or disturbances.
(d)    Upon cure of the Force Majeure Event, each party’s obligations shall be renewed on a prorata basis for the period following such cure. For avoidance of doubt: The AM Annual Requirements, and Cliffs’ corresponding delivery obligation, for the Year affected by the Force Majeure Event shall be reduced by the amount of Cliffs Pellets that the party affected by the Force Majeure Event could not deliver, or accept, as the case may be, during the Force Majeure Event. During the Force Majeure Event and upon cure of the Force Majeure Event, the party claiming a Force Majeure Event shall deliver to or take from the non-declaring party Cliffs Pellets, as may be available, on a prorata basis such that another supplier or customer does not receive disproportionate or inequitable treatment to the detriment of the non-declaring party.
(e)    The non-claiming party may enter into reasonable alternative supply agreement or arrangements to mitigate the effects of the Force Majeure Event. In the event of a Force Majeure event lasting more than four (4) consecutive months, the parties shall meet and discuss options for how to proceed, which may include termination of the Agreement.
14.    NOTICES.
(a) All notices and other communications authorized or required to be given hereunder shall be given in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) one (1) business day after having been dispatched by a recognized overnight delivery service, (iii) five (5) business days after having been mailed by registered or certified mail, return receipt requested, postage prepaid, or (iv) when dispatched by electronic mail (with confirmation of receipt), in each case addressed as follows:

If to any Cliffs Party:
Cliffs Natural Resources Inc. 200 Public Square - Suite 3300 Cleveland, Ohio 44114 Attention: Executive Vice President, Global Iron Ore Electronic Mail: Terrence.Mee@cliffsnr.com
Further, a copy of required notices (excluding notices in the ordinary course of performance) to:
Cliffs Natural Resources Inc. 200 Public Square - Suite 3300 Cleveland, Ohio 44114 Attention: Chief Legal Officer Electronic Mail: James.Graham@cliffsnr.com
If to AM:
ArcelorMittal USA LLC 3300 Dickey Road East Chicago, IN 46312 Attention: Vice President of Procurement and Supply Chain And a copy via email to: AMUSAPurchasing.ContractAdministration@arcelormittal.com
Further, a copy of required notices (excluding notices in the ordinary course of performance) to:
ArcelorMittal USA LLC One South Dearborn, 19th Floor Chicago, Illinois, 60603 Attention: General Counsel And a copy via email to: AMUSALawDepartment@arcelormittal.com
(b)    Any party may change the contact information to which notices or other communications to it shall be sent by giving to the other parties written notice of such change in accordance with this Section 14.
15.    TERM; TERMINATION.
(a)This Agreement shall commence as of October 31, 2016 and continue through December 31, 2026 (the “Term”).
(b)This Agreement shall remain valid and fully enforceable for the fulfillment of obligations incurred prior to termination or expiration.
(c)This Agreement may be terminated at any time:

(i)	by either party, in the event of a material breach of the Agreement by the other party that is not cured pursuant to Section 25(a);

(ii)	by either party in accordance with the provisions of Section 17 (a); or

(iii)
(x) by AM, if any of the following shall occur with respect to any Cliffs entity that is a party to this Agreement (each Cliffs entity, a “subject party” with respect to terminations by AM) or (y) by Cliffs, if any of the following shall occur to AM (the “subject party” with respect terminations by Cliffs):

(1)
pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a “Bankruptcy Law”), a subject party shall: (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) be subject to an involuntary petition for entry of an order for relief in a bankruptcy case or insolvency proceeding, which involuntary petition is not dismissed within sixty (60) days; (iv) consent to the appointment of a trustee, receiver, assignee, liquidator, or similar official; (v) make an assignment for the benefit of its creditors; (vi) be unable to pay its debts as they become due; or (vii) be or become insolvent; or

(2)
a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against a subject party in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for the subject party or substantially all of the subject party’s properties, or (iii) orders the dissolution or liquidation of the subject party, and, in each case, the order or decree is not dismissed within sixty (60) days.

16.    AMENDMENT. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. An email string shall not constitute an amendment. An electronic pdf or other electronically duplicated signature shall be acceptable.
17.    MERGER, TRANSFER AND ASSIGNMENT.
(a)Neither this Agreement nor any of the rights or obligations hereunder may be assigned without the prior written consent of the other party, which consent shall not be unreasonably withheld (but, in determining whether to grant such consent, the transferee’s creditworthiness and position as a competitor, as applicable, may be considered).
(b)All the covenants, stipulations and agreements herein contained shall inure to the benefit of and bind the parties hereto and their respective successors, transferees and permitted assigns, and any of the latter’s subsequent successors, transferees and permitted assigns.
18.    WAIVER. No waiver of any of the terms of this Agreement shall be valid unless in writing. No waiver or any breach of any provision hereof or default under any provisions hereof shall be deemed a waiver of any subsequent breach or default of any kind whatsoever.
19.    CONFIDENTIALITY.
(a)    Cliffs and AM acknowledge that this Agreement contains certain requirements, specifications, pricing, adjustment and term provisions which are confidential, proprietary or of a sensitive commercial nature and which would put Cliffs or AM at a competitive disadvantage if disclosed to the public, including Section 4 and Section 5 and all of the Exhibits hereto (“Confidential Information”). Cliffs and AM agree that all provisions of this Agreement shall be kept confidential and, without the prior written consent of the other party, shall not be disclosed to any party that is not a party to this Agreement, or that is not the legal adviser to a party under this Agreement, except as required by law or governmental or judicial order and except that disclosure of the existence of this Agreement shall not be precluded by this Section 19.
(b)    If either party or an Affiliate of any party is required by law or governmental or judicial order or receives legal process or court or agency directive requesting or requiring disclosure of any of the Confidential Information contained in this Agreement, such party will promptly notify the other party prior to disclosure to permit such party to seek a protective order or take other appropriate action to preserve the confidentiality of such Confidential Information.
(c)    If either party or Affiliate of any party determines to file this Agreement with the Securities and Exchange Commission ("Commission") or any other federal, state or local governmental or regulatory authority, or with any stock exchange or similar body, such determining party will use its reasonable commercial efforts to obtain confidential treatment of such Confidential Information pursuant to any applicable rule, regulation or procedure of the Commission and any applicable rule, regulation or procedure relating to confidential filings made with any such other authority or exchange. If the Commission (or any such other authority or exchange) denies such party’s request for confidential treatment of such Confidential Information, such party will use its reasonable commercial efforts to obtain confidential treatment of the portions thereof that the other party designates. Each party will allow the other party to participate in seeking to obtain such confidential treatment for Confidential Information. In the event that the

Commission approves the treatment of portions of this Agreement as confidential, Cliffs and AM shall collaborate in creating the version of this Agreement to be filed with the Commission.
(d)    None of the parties hereto or their respective Affiliates will issue any press release or otherwise disclose or make any public statement with respect to the transactions contemplated hereby without the prior consent of a duly authorized officer of the other parties, except to the extent that the disclosing party determines in good faith that it is so obligated by law, in which case such disclosing party shall give notice to the other parties in advance of such party’s intent to make such disclosure, announcement or issue such press release, and the parties hereto or their Affiliates shall use reasonable efforts to cause a mutually agreeable release or disclosure or announcement to be issued. Notwithstanding the foregoing provisions of this Section 19(c), AM acknowledges that Cliffs will be entitled to include, in any publicly-released, forward looking sales projections, Cliffs’ projections of sales to AM, and AM will be entitled to include, in any publicly released, forward looking purchase projections, AM’s projections of volumes purchased from Cliffs, but only to the extent required by law or regulation.
20.    GOVERNING LAW; DISPUTE RESOLUTION.
(a)This Agreement shall in all respects, including matters of construction, validity and performance, be governed by and be construed in accordance with the laws of the State of New York.
(b)If a dispute, claim, question or disagreement (“Controversy”) arises from or relates to this Agreement or the breach thereof, and if the dispute cannot be settled through direct discussions, the parties agree to endeavor first to settle the dispute by mediation administered by the American Arbitration Association under its Commercial Mediation Procedures before resorting to arbitration. The parties further agree that any unresolved Controversies arising under, out of, relating to, or in connection with this Agreement shall be settled by arbitration administered by the American Arbitration Association (“AAA”) under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Both parties are domestic US entities and the parties specifically agree that the International Centre for Dispute Resolution rules shall not apply.
(c)The arbitration will be administered by a panel of three independent and impartial arbitrators (“Arbitral Panel”). The party initiating the arbitration shall nominate one (1) arbitrator at the same time it files its request for arbitration, and the responding party shall nominate one (1) arbitrator at the time it files its answer to the request for arbitration. If a party does not timely name an arbitrator, then the AAA shall appoint that arbitrator. By thirty (30) days after the appointment of the two (2) arbitrators, the arbitrators shall have conferred and, if possible, have agreed upon a third arbitrator, who shall serve as the chairperson of the Arbitral Panel. In the event that the two (2) confirmed arbitrators have not agreed upon a chairperson of the Arbitral Panel, by the thirty (30) day time period or within such other longer time as the parties may agree, then the AAA shall appoint the chairperson pursuant to AAA Rule R-14, or such other applicable rule as shall be in place at that time. None of the arbitrators shall be an employee, officer, director or consultant of, or of a direct competitor of, AM or Cliffs.
(d)The site of the arbitration shall be New York, New York, and all testimonial hearings shall be heard in New York unless both parties agree otherwise.
(e)Either party may apply to the arbitrators seeking injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Either party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any interim or provisional relief that is necessary to protect the rights or property of that party, pending the establishment of a mediator, or the arbitral tribunal, as the case may be.
(f)Consistent with the expedited nature of arbitration, each party will, upon the written request of the other party, promptly provide the other with copies of documents on which the producing party may rely or otherwise which may be relevant in support of or in opposition to any claim or defense; any dispute regarding discovery, or the relevance or scope thereof, shall be determined by the arbitrators, which determination shall be conclusive; and all discovery shall be completed within 45 days following the appointment of the third arbitrator.
(g)The award or decision shall be made within nine (9) months of the filing of the notice of intention to arbitrate, and the arbitrators shall agree to comply with this schedule before accepting appointment; provided, however, that this time limit may be extended by written agreement signed by both parties or by the arbitrators, if necessary.

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS

(h)    The Arbitral Panel shall issue a reasoned award. The Arbitral Panel shall be without authority to issue any consequential, indirect, special or lost profit damages, except as provided in Section 25(c).
(i)    The judgment of the arbitrators shall be final and binding on the parties, and judgment upon the award rendered by the arbitrators may be entered and enforced by any court of the United States or any state thereof.
(j)    The apportionment of final costs and fees, but not the attorney’s fees of the parties, shall be determined by the Arbitral Panel as part of the final award and the consideration in fixing the costs and fees shall be in the discretion of the arbitrators consistent with the AAA Rules. Each party shall each bear its own attorney’s fees incurred as a result of any Controversy, including those incurred in the prosecution or defense of the arbitration.
21.    AUDITS. At their own expense, Cliffs and AM shall have the right to have any and all calculations relating to this Agreement made by the other party (including, but not limited to, the Adjusted Annual Base Price and ***) verified by an independent third-party auditor. Cliffs and AM reserve the right to challenge any calculation made by the other party relating to this Agreement. In the event that any such calculation is challenged by either party, the parties agree to reasonably cooperate to resolve the disputed calculation.
22.    REPRESENTATIONS AND WARRANTIES.
(a)    AM represents and warrants to Cliffs that (i) the execution and delivery of this Agreement by AM and the performance of its obligations hereunder have been duly authorized by all requisite corporate action, (ii) neither the execution and delivery of this Agreement, nor the performance of its obligations hereunder by AM shall, or after the lapse of time or giving of notice shall, conflict with, violate or result in a breach of, or constitute a default under the charter documents of AM or any law, statute, rule or regulation applicable to it, or conflict with, violate or result in a breach of or constitute a default under any material agreement to which it is a party or by which it or any of its properties is bound, or any judgment, order, award or decree to which AM is a party or by which it is bound, or require any approval, consent, authorization or other action by any court, governmental authority or regulatory body or any creditor of AM or any other Person or entity, and (iii) this Agreement constitutes a valid and binding obligation of AM and is enforceable against AM in accordance with its terms.
(b)    The Cliffs entities that are parties to this Agreement represent and warrant to AM that: (i) the execution and delivery of this Agreement by the Cliffs entities and the performance of their obligations hereunder have been duly authorized by all requisite corporate actions, (ii) neither the execution and delivery of this Agreement nor the performance of their obligations hereunder by the Cliffs entities shall, or after the lapse of time or giving of notice shall, conflict with, violate or result in a breach of, or constitute a default under the charter documents of the Cliffs entities or any law, statute, rule or regulation applicable to them, or conflict with, violate or result in the breach of or constitute a default under any material agreement to which any of them is a party or by which they or any of their properties is bound, or any judgment, order, award or decree to which any of the Cliffs entities is a party or by which it is bound, or require any approval, consent, authorization or other action by any court, governmental authority or regulatory body or any creditor of any Cliffs entity or any other Person or entity, and (iii) this Agreement constitutes a valid and binding obligation of the Cliffs entities that are parties to this Agreement and is enforceable against each Cliffs entity that is a party to this Agreement in accordance with its terms.
(c)    Each of the parties to this Agreement represents and warrants that it is a producer, processor, commercial user or merchandiser of Cliffs Pellets, and it is entering into this Agreement for commercial purposes related to its business as such.
23.    COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
24.    COMPLIANCE WITH POLICIES.
(a)    Cliffs represents that it has read and understand AM’s “Code of Business Conduct,” which is currently accessible at http://www.arcelormittal.com/corp/corporate-responsibility/ethics-and-governance, and that it will make good faith efforts to comply with the Code of Business Conduct. Cliffs warrants and undertakes that it has not given, and will not give, any gift or commission or other material inducement, nor has agreed, and will not agree, to pay commission or other material inducement, to any AM employee, agent, servant or representative in connection with the making or performance of Agreement.
(b)    Cliffs has read and understands AM’s Anti-Corruption Guidelines currently accessible at http://www.arcelormittal.com/corp/corporate-responsibility/ethics-and-governance, and will make good faith efforts to comply with the Anti-Corruption Guidelines.
(c)    Cliffs represents that it has read and understands AM’s “Human Rights Policy,” which is currently accessible at http://www.arcelormittal.com/corp/corporate-responsibility/ethics-and-governance, and will make good faith efforts to comply with the Human Rights Policy.
(d)    AM represents that it has read and understands Cliffs’ “Code of Business Conduct, Anti-Corruption Guidelines and Human Rights Policy” which is currently accessible at http://ir.cliffsnaturalresources.com/English/investors/corporate-governance/governance-highlights/default.aspx, and will make good faith efforts to comply with the Policy.
25.    RIGHTS AND REMEDIES; LIMITATIONS OF LIABILITY; NO LOST PROFITS OR CONSEQUENTIAL DAMAGES.
(a)    Except as explicitly provided to the contrary in this Agreement, the rights and remedies granted under this Agreement shall not be exclusive but shall be in addition to all other rights and remedies available at law or in equity in respect of the performance of this Agreement, including, but not limited to, claims for breach of contract; provided, however, that no party will have any right to offset or withhold performance under this Agreement due to any alleged or actual claims under any other agreement or matter. If a party has committed a material breach of one or more of its material obligations under this Agreement, such breaching party shall have the right to cure such material breach within thirty (30) days following the date of written notice of the material breach to such party by the non-breaching party, or if such material breach is not capable of cure within thirty (30) days, the breaching party shall have the right to commence efforts to cure within thirty (30) days and proceed diligently to cure the breach. In the absence of any such cure, the non-breaching party may exercise such rights and remedies, including specifically the right to terminate the Agreement as provided in Section 15(c) of this Agreement, as a result of such material breach.
(b)    THE PARTIES AGREE THAT, EXCEPT AS OTHERWISE PROVIDED IN THIS SECTION 25, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR LOST PROFITS, INJURY TO GOOD WILL OR ANY OTHER INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES AS A RESULT OF A BREACH OF ANY PROVISION OF THIS AGREEMENT.
(c)    In the case of any unexcused failure by a party to perform its obligations under this Agreement, the non-breaching party shall take commercially reasonable actions to mitigate its damages. All costs avoided by such actions and all net revenue generated by such actions shall reduce the damages chargeable to the breaching party for such nonperformance. The non-breaching party shall provide to the breaching party reasonable documentation to evidence that it took (or failed to take) such actions and to document the costs avoided and revenues generated by such actions.
(d)    Costs of cover incurred by the non-breaching party or the Affiliates of the non-breaching party shall be invoiced as reasonably incurred, and the breaching party shall pay the non-breaching party the amount of such invoice within fifteen (15) days after the date of the invoice. If the breaching party disputes any of the invoiced amounts, it shall provide written notice to the non-breaching party of its objection, but shall still pay the full amount of the invoice when due.
(e)    Each of the Cliffs entities that is a party to this Agreement will be jointly and severally liable to AM for any breach of this Agreement by any Cliffs entity that is a party to this Agreement.
26.    FORWARD CONTRACT. The parties intend that this Agreement constitutes a “forward contract” and a “commodity forward agreement” within the meaning, respectively, of Section 101(25) and Section 101(53B)(A)(i)(VII) of the United States Bankruptcy Code.
27.    MUTUAL DRAFTING. Each of AM and Cliffs acknowledge that this Agreement has been prepared jointly by the parties and shall not be construed against either party.

28.    ENTIRE AGREEMENT. This Agreement and the Exhibits attached hereto represent the sole, complete and exclusive statement of agreement between the parties hereto, which supersedes all prior proposals, oral or written, and all other prior communications between the parties relating to the subject matter of this Agreement, and shall constitute one agreement for the purchase of Cliffs Pellets (notwithstanding that different types of Cliffs Pellets are being nominated for different facilities).
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective authorized officers as of the date first written above.

ARCELORMITTAL USA LLC		CLIFFS NATURAL RESOURCES INC.
/s/ Eric C. Knorr		/s/ Terrence R. Mee
Name:	Eric C. Knorr	Name:	Terrence R. Mee
Title:	Vice President, Procurement AMUSA	Title:	Executive Vice President, Global Commercial

ARCELORMITTAL USA LLC		THE CLEVELAND-CLIFFS IRON COMPANY
/s/ Neil Kohlberg		/s/ Terrence R. Mee
Name:	Eric C. Knorr	Name:	Terrence R. Mee
Title:	Vice President, Finance, Strategy and Procurement AMUSA	Title:	Executive Vice President

CLIFFS MINING COMPANY
/s/ Terrence R. Mee
		Name:	Terrence R. Mee
		Title:	Executive Vice President, Global Commercial

[Signature Page to Pellet Sale and Purchase Agreement]

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS

EXHIBIT A ILLUSTRATIVE ANNUAL BASE PRICE ADJUSTMENT - CLEVELAND & INDIANA HARBOR AS DESCRIBED IN SECTION 4. PRICE AND ADJUSTMENTS
		Hibbing Standard		Hibbing HC		NORTHSHORE		TILDEN		UNITED		Mustang
		CLW	IH	CLW	IH	CLW	IH	CLW	IH	CLW	IH	CLW	IH
(a) 2016 (previous) Year ***
	Price Per GTU	***	***	***	***	***	***	***	***	***	***	***	***
	Iron Natural (Expected)	64.50	64.50	64.25	64.25	63.25	63.25	60.58	60.58	63.67	63.67	59.18	59.18
	Price Per WGT	***	***	***	***	***	***	***	***	***	***	***	***
(b) 2017 (and subsequent years) Adjustments
(i)	Previous Year Platts Annual Price (y)	***	***	***	***	***	***	***	***	***	***	***	***
	Current Year***	***	***	***	***	***	***	***	***	***	***	***	***
	Year Over Year Change (x)	***	***	***	***	***	***	***	***	***	***	***	***
	% Change (***) Platts Annual Price	***	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***	***	***

(ii)	Iron Unit Adjustment (*** x price per GTU)	***	***	***	***	***	***	***	***	***	***	***	***

(iii)	Current Year's Adjusted Base Price Per GTU	***	***	***	***	***	***	***	***	***	***	***	***
	Iron Natural (Expected)	64.50	64.50	64.25	64.25	63.25	63.25	60.58	60.58	63.67	63.67	59.18	59.18
	Current Year's Adjusted Base Price Per WGT	***	***	***	***	***	***	***	***	***	***	***	***

Illustrative Data to Calculate Platts Annual Price
	Previous Year ***	***
	*** Previous Year Average ***	***
	*** Previous Year Average ***	***
	Previous Year Platts Annual Price	***

	Current Year***	***
	*** Current Year Average ***	***
	*** Current Year Average ***	***
	Current Year Platts Annual Price	***

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS

EXHIBIT B ***

5 Illustrative *** Calculation (***)		Example 1 (2017)	Example 2 (2018)	Example 3 (2019)	Example 4 (2020)

(a)(i)	*** $/NT (defined for years 2017-2019, calculated years 2020-2026)	***	***	***	***
	Illustrative *** $/NT	***	***	***	***
(d)(i)	Difference between *** and *** $/NT	***	***	***	***

	*** (Y/N)	Yes	Yes	Yes	Yes
	*** Due (Cliffs/AM)	***	***	***	***

(d)(ii)	Illustrative Current Year *** $/Natural Gross Tons
	Northshore - Cleveland	***	***	***	***
	Mustang - Indiana Harbor	***	***	***	***
	United - Indiana Harbor	***	***	***	***

(d)(iii)	Illustrative Tonnage (Natural Gross Tons)
	Northshore - Cleveland	3,500,000	3,500,000	3,500,000	3,500,000
	Mustang - Indiana Harbor	2,000,000	2,000,000	2,000,000	2,000,000
	United - Indiana Harbor	3,500,000	3,500,000	3,500,000	3,500,000

	***	***	***	***	***

Illustrative *** Calculation (d)(i) * (d)(ii) * (d)(iii) * ***
	Northshore - Cleveland	***	***	***	***
	Mustang - Indiana Harbor	***	***	***	***
	United - Indiana Harbor	***	***	***	***
	Total ***	***	***	***	***

Illustrative ***Price $/NT Calculation (applies to years 2020-2026)
(a)(ii)	Previous Year *** (y)	***
	Current Year ***	***
	Year over Year Change (x)	***
	***	***
	*** Adjustment Factor $/NT = ***	***

	Previous Year *** $/NT	***
	*** Adjustment Factor	***
	*** $/NT	***
	Illustrative Current Year ***$/NT	***

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS

Exhibit C

Exhibit C.1 - Hibbing Taconite High Compression Pellet Quality Specifications
Parameter	Units	Typical	Max	Min	Quality ***

Moisture	%	***	***		***
Fe	%	65.90			Price adjustment based on Fe tons supplied.
SiO2%		***	***	***	***
P	%	***	***	***	***
Mn	%	***
Alumina	%	***
CaO	%	***	***	***	***
MgO	%	***	***	***	***
C/S
M/S
Basicity
Na2O + K2O	%	***	***

% 1/4" Before Tumble	%	***		***	***
% 1/4" After Tumble	%	***		***	***
"Q" Index	%	***

CCS	lb/pellet	***		***
-300 lb	%	***	***
plus 1/2"	%	***	***
+3/8" -1/2"	%	***		***

Metallurgical
LTD	%	***
Swelling	%	***
R40	%/min	***
Contraction	%

Notes:
1. Analyses will be performed on a cargo basis unless specified (Q) for quarterly composite analysis.
2. Cliffs will make every effort to keep processes centered on typical values and conform to minimum and/or maximum specifications.
3. ***
4. ***

Trace elements:
Cliffs will provide assay values for trace elements based on a quarterly composite analysis. Trace elements included in the quarterly report are: Zn, Cu, Cd, V, Co, Pb, B, Ti, Cr, S, Ni.

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS

Exhibit C.2 - Hibbing Taconite Standard Compression Pellet Quality Specifications
Parameter	Units	Typical	Max	Min	Quality ***

Moisture	%	***	***		***
Fe	%	66.05			Price adjustment based on Fe tons supplied.
SiO2%		***	***	***	***
P	%	***	***	***	***
Mn	%	***	***
Alumina	%	***	***
CaO	%	***	***	***	***
MgO	%	***	***	***	***
C/S
M/S
Basicity
Na2O + K2O	%	***	***

% 1/4" Before Tumble	%	***		***	***
% 1/4" After Tumble	%	***		***	***
"Q" Index	%	***

CCS	lb/pellet	***		***
-300 lb	%	***	***
plus 1/2"	%	***	***
+3/8" -1/2"	%	***		***

Metallurgical
LTD	%	***
Swelling	%	***
R40	%/min	***
Contraction	%

Notes:
1. Analyses will be performed on a cargo basis unless specified (Q) for quarterly composite analysis.
2. Cliffs will make every effort to keep processes centered on typical values and conform to minimum and/or maximum specifications.
3. ***
4. ***
5. ***

Trace elements:
Cliffs will provide assay values for trace elements based on a quarterly composite analysis. Trace elements included in the quarterly report are: Zn, Cu, Cd, V, Co, Pb, B, Ti, Cr, S, Ni.

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS

Exhibit C.3 - United Taconite Standard Compression Pellet Quality Specifications
Parameter	Units	Typical	Max	Min	Quality ***

Moisture	%	***	***		***
Fe	%	65.30			Price adjustment based on Fe tons supplied.
SiO2%		***	***	***	***
P	%	***	***	***	***
Mn	%	***
Alumina	%	***
CaO	%	***	***	***	***
MgO	%	***	***	***	***
C/S
M/S
Basicity
Na2O + K2O	%	***	***

% 1/4" Before Tumble	%	***		***	***
% 1/4" After Tumble	%	***		***	***
"Q" Index	%	***

CCS	lb/pellet	***		***
-300 lb	%	***	***
plus 1/2"	%	***	***
+3/8" -1/2"	%	***		***

Metallurgical
LTD	%	***
Swelling	%	***
R40	%/min	***
Contraction	%

Notes:
1. Analyses will be performed on a cargo basis unless specified (Q) for quarterly composite analysis.
2. Cliffs will make every effort to keep processes centered on typical values and conform to minimum and/or maximum specifications.
3. ***
4. ***

Trace elements:
Cliffs will provide assay values for trace elements based on a quarterly composite analysis. Trace elements included in the quarterly report are: Zn, Cu, Cd, V, Co, Pb, B, Ti, Cr, S, Ni.

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS

Exhibit C.4 - Northshore Mining Standard Compression Pellet Quality Specifications
Parameter	Units	Typical	Max	Min	Quality ***

Moisture	%	***	***		***
Fe	%	65.14			Price adjustment based on Fe tons supplied.
SiO2%		***	***	***	***
P	%	***	***	***	***
Mn	%	***	***
Alumina	%	***	***
CaO	%	***	***	***	***
MgO	%	***	***	***	***
C/S
M/S
Basicity
Na2O + K2O	%	***	***

% 1/4" Before Tumble	%	***		***	***
% 1/4" After Tumble	%	***		***	***
"Q" Index	%	***

CCS	lb/pellet	***		***	***
-300 lb	%	***	***		***
plus 1/2"	%	***	***
+3/8" -1/2"	%	***		***

Metallurgical
LTD	%	***
Swelling	%	***
R40	%/min	***
Contraction	%

Notes:
1. Analyses will be performed on a cargo basis unless specified (Q) for quarterly composite analysis.
2. Cliffs will make every effort to keep processes centered on typical values and conform to minimum and/or maximum specifications.
3. ***
4. ***
5. ***

Trace elements:
Cliffs will provide assay values for trace elements based on a quarterly composite analysis. Trace elements included in the quarterly report are: Zn, Cu, Cd, V, Co, Pb, B, Ti, Cr, S, Ni.

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS

Exhibit C.5 - Tilden Hemflux Pellet Quality Specifications
Parameter	Units	Typical	Max	Min	Quality ***

Moisture	%	***	***		***
Fe	%	61.40		***	Price adjustment based on Fe tons supplied.
SiO2%		***	***	***	***
P	%	***	***	***	***
Mn	%	***
Alumina	%	***
CaO	%	***	***	***	***
MgO	%	***	***	***	***
C/S		***
M/S
Basicity
Na2O + K2O	%	***	***

% 1/4" Before Tumble	%	***		***	***
% 1/4" After Tumble	%	***	***	***	***
"Q" Index	%	***

CCS	lb/pellet	***		***	(Note 5)
-300 lb	%	***	***		(Note 5)
plus 1/2"	%	***	***
+3/8" -1/2"	%	***		***

Metallurgical
LTD	%	***
Swelling	%	***
R40	%/min	***	***	***	***
Contraction	%

Notes:
1. Analyses will be performed on a cargo basis unless specified (Q) for quarterly composite analysis.
2. Cliffs will make every effort to keep processes centered on typical values and conform to minimum and/or maximum specifications.
3. ***
4. ***
5. ***

Trace elements:
Cliffs will provide assay values for trace elements based on a quarterly composite analysis. Trace elements included in the quarterly report are: Zn, Cu, Cd, V, Co, Pb, B, Ti, Cr, S, Ni.

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS

Exhibit C.6 - United Taconite Mustang Pellet Quality Specifications
Parameter	Units	Typical	Max	Min	Quality ***

Moisture	%	***	***		***
Fe	%	***			Price adjustment based on Fe tons supplied.
SiO2%		***			***
P	%	***			***
Mn	%	***
Alumina	%	***
CaO	%	***			***
MgO	%	***			***
C/S		***
M/S		***
Basicity
Na2O + K2O	%	***

% 1/4" Before Tumble	%	***			***
% 1/4" After Tumble	%	***			***
"Q" Index	%	***

CCS	lb/pellet	***
-300 lb	%
plus 1/2"	%	***
+3/8" -1/2"	%	***

Metallurgical
LTD	%
Swelling	%
R40	%/min	***			***
Contraction	%	***	***		***

Notes:
1. Analyses will be performed on a cargo basis unless specified (Q) for quarterly composite analysis or (D) for daily production composite analysis.
2. Cliffs will make every effort to keep processes centered on typical values and conform to minimum and/or maximum specifications.
3. ***
4. ***

Trace elements:
Cliffs will provide assay values for trace elements based on a quarterly composite analysis. Trace elements included in the quarterly report are: Zn, Cu, Cd, V, Co, Pb, B, Ti, Cr, S, Ni.